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                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported): July 10, 1998


                          Preferred Employers Holdings, Inc.
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                (Exact name of Registrant as specified in its charter)


                                       Delaware
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                    (State or other jurisdiction of incorporation)

        1-12677                                             65-0698779
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(Commission File Number)                    (I.R.S. Employer Identification No.)

10800 Biscayne Blvd., Miami, Florida                        33161
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Address of principal executive offices)                  (Zip Code)



          Registrant's telephone number, including area code: (305) 893-4040


                                    Not Applicable
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            (Former name or former address, if changed since last report.)

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Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     On July 10, 1998, Preferred Employers Holdings, Inc. (the "Company"), and its wholly-owned subsidiary Preferred Healthcare Staffing, Inc., executed a definitive agreement to exchange, through a "pooling of interests," all of the outstanding capital stock of National Explorers and Travelers Healthcare, Inc. ("NET") for shares of the Company's common stock, par value $.01 per share ("Common Stock"). The exchange ratio (not to exceed $10 million) is based upon a multiple of NET's after tax net income on an annualized basis, based upon the first four months of 1998, less outstanding debt. The exchange ratio is payable in shares of the Company's Common Stock. NET is a privately held company providing registered nurse and other professional medical personnel, often referred to as "travel nurses," primarily to client hospitals in the United States and the Caribbean on a contractual basis, for periods generally ranging from 8 to 52 weeks. The closing is expected to occur by the end of July 1998, and is contingent upon numerous closing conditions, which may or may not occur.

     The Company hereby incorporates by reference herein the matters announced in the Company's press release dated July 13, 1998 (such press release is filed as Exhibit 99.1 hereto).


Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c) Exhibits. The following documents are being filed herewith by the Company as exhibits to this Current Report on Form 8-K:

          10.1 Stock Purchase Agreement, dated July 10, 1998, by and among Preferred Healthcare Staffing, Inc., Debbie Bender-Balazich, Steven Barth, Steven Jones and Stephen M. McLaughlin.

          99.1 Press release of the Company dated July 13, 1998.


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                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PREFERRED EMPLOYERS HOLDINGS, INC.

Date:  July 27, 1998                       By: /s/ Mel Harris
                                              --------------------------------
                                              Mel Harris
                                              Chairman of the Board, President
                                              and Chief Executive Officer


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                                    EXHIBIT INDEX

Exhibit No.       Exhibits                                              Page No.
-----------       --------                                              --------

10.1 Stock Purchase Agreement, dated July 10, 1998, by and among Preferred Healthcare Staffing, Inc., Debbie Bender-Balazich, Steven Barth, Steven Jones and Stephen M. McLaughlin.

99.1      Press release of the Company dated July 13, 1998.


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